EXHIBIT 10.15

LETTER AMENDMENT AND WAIVER NO. 4

Dated as of January 24, 2002

To the Lenders and the Agent
referred to below

Ladies and Gentlemen:

Specialty Retailers (TX) LP

      We refer to the Credit Agreement dated as of August 24, 2001, as amended by Waiver Letter No. 1 dated as of September 23, 2001, Waiver Letter No. 2 dated as of October 23, 2001 and Waiver Letter No. 3 dated as of November 23, 2001 (as so amended, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Specialty Retailers (TX) LP, as Borrower (the "Borrower"), Stage Stores, Inc., as Parent Guarantor (the "Parent Guarantor"), the Lender Parties party thereto (the "Lenders"), Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties (the "Agent"), and Salomon Smith Barney Inc., as Arranger and Book Manager.

      The undersigned hereby request the approval of the Required Lenders to permit the implementation by the Borrower of a new Deferred Compensation Plan, dated as of January 1, 2002 (the "Deferred Compensation Plan"), a copy of which is attached hereto as Annex I, including the making Investments in connection therewith in an aggregate amount not to exceed $2,000,000 in any Fiscal Year.

It is hereby agreed by you and us that, effective as of the date of this letter amendment and waiver (this "Letter Amendment and Waiver No. 4"), (a) the restrictions contained in Section 5.02(t) are hereby waived solely to the extent necessary to permit the implementation of the Deferred Compensation Plan and the making of Investments in connection therewith in an aggregate amount not to exceed $2,000,000 in any Fiscal Year and (b) Section 5.02(f) is hereby amended by (i) deleting the word "and" at the end of clause (ix) thereof, (ii) deleting the period at the end of clause (x) thereof and replacing it with "; and", and (iii) inserting a new clause (xi) to the end thereof to read as follows:

"(xi)      Investments by the Borrower under its Deferred Compensation Plan, dated as of January 1, 2002, in an aggregate amount not to exceed $2,000,000 in any Fiscal Year; provided, that, such amount shall be exclusive of (A) interest income or other amounts earned in connection with such Investments and (B) any amounts contributed by employees of the Borrower under or in connection with the Deferred Compensation Plan."

      This Letter Amendment and Waiver No. 4 shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment and Waiver No. 4 executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment and Waiver No. 4, and the consent and agreement attached hereto executed by each Subsidiary Guarantor. This Letter Amendment and Waiver No. 4 is subject to the provisions of Section 9.01 of the Credit Agreement.

      On and after the effectiveness of this Letter Amendment and Waiver No. 4, each reference in the Credit Agreement and each other Loan Document to "this Agreement", "the Credit Agreement", "hereunder", "thereunder", "hereof", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver No. 4.

      The Credit Agreement and each other Loan Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment and Waiver No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      This Letter Amendment and Waiver No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver No. 4 by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver No. 4. This Letter Amendment and Waiver No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York.

      If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Letter Amendment and Waiver No. 4.

                                                                                       Very truly yours,

                                                                                       SPECIALTY RETAILERS (TX) LP,
                                                                                       as Borrower

                                                                                        By: /s/ Richard E. Stasyszen
                                                                                        Title: Senior Vice President-Finance & Controller

                                                                                        STAGE STORES, INC.,
                                                                                        as Parent Guarantor

                                                                                        By: /s/ Richard E. Stasyszen
                                                                                        Title: Senior Vice President-Finance & Controller

The foregoing Letter Amendment and Waiver No. 4 dated as of January 24, 2002 from the Borrower and the Parent Guarantor is agreed to as of such date:

                                                                                        CITICORP USA, INC., as Administrative Agent

                                                                                         By /s/ Michael M. Schadt
                                                                                         Title: Assistant Vice President

                                                                   Lenders:

                                                                                         CITIBANK, N.A., as Initial Lender and Initial Issuing Bank

                                                                                         By /s/ Michael M. Schadt

                                                                                         Title: Assistant Vice President

                                                                                         THE CIT GROUP/BUSINESS CREDIT, INC.

                                                                                         By /s/ Peter Daly

                                                                                         Title: Senior Vice President

                                                                                         FLEET RETAIL FINANCE, INC.

                                                                                         By /s/ D.M. Murray

                                                                                         Title: Managing Director

                                                                                          FOOTHILL CAPITAL CORPORATION

                                                                                          By /s/ Eileen Quinn

                                                                                          Title: Vice President

                                                                                          GMAC COMMERCIAL CREDIT LLC

                                                                                           By ______________________________

                                                                                           Title:

                                                                                           HELLER FINANCIAL, INC.

                                                                                           By /s/ Tara Wrobel
                                                                                           Title: Vice President

                                                                                           IBJ WHITEHALL FINANCIAL GROUP

                                                                                           By /s/ John C. Lorenz

                                                                                           Title: Vice President

                                                                                           NATIONAL CITY COMMERCIAL FINANCE, INC.

                                                                                           By /s/ G. A. Godec
                                                                                           Title: Senior Vice President

CONSENT AND AGREEMENT

Dated as of January 24, 2002

      Each of the undersigned, as a Guarantor under the Subsidiary Guaranty dated as of August 24, 2001 (the "Subsidiary Guaranty"), in favor of the Secured Parties (as such term is defined in the Credit Agreement), hereby consents and agrees to the foregoing Letter Amendment and Waiver No. 4, and also agrees that notwithstanding the effectiveness of such Letter Amendment and Waiver No. 4, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Waiver No. 4, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Letter Amendment and Waiver No. 4.

                                                                                          GNB HOLDING CO., INC.

                                                                                           By /s/ Richard E. Stasyszen
                                                                                           Title: Senior Vice President-Finance Controller

                                                                                           SPECIALTY RETAILERS, INC.

                                                                                           By /s/ Richard E. Stasyszen
                                                                                           Title: Senior Vice President-Finance & Controller

                                                                                           SRI LIMITED PARTNER LLC

                                                                                           By /s/ Mark L. Ferrucci
                                                                                           Title: Manager

                                                                                           SRI GENERAL PARTNER LLC

                                                                                           By /s/ Richard E. Stasyszen
                                                                                           Title: Manager

ANNEX I - Deferred Compensation Plan